UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2016

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16633	84-1460811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado 80301
(Address of principal executive offices, including Zip Code)

(303) 381-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 8.01    Other Events.

On June 4, 2016, Array issued two press releases announcing additional data from a Phase 2 study of encorafenib-based regimens in patients with BRAF-mutant colorectal cancer and initiation of a Phase 3 trial of encorafenib and binimetinib in patients with BRAF-mutant colorectal cancer.

Copies of the press releases are attached to this Form 8-K as Exhibit 99.1, Exhibit 99.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release announcing additional data from Phase 2 study of encorafenib-based regimens in patients with BRAF-mutant colorectal cancer dated June 4, 2016
99.2	Press release announcing initiation of a Phase 3 trial of encorafenib and binimetinib in patients with BRAF-mutant colorectal cancer dated June 4, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2016	Array BioPharma Inc.

	By:	/s/ David Horin
David Horin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing additional data from Phase 2 study of encorafenib-based regimens in patients with BRAF-mutant colorectal cancer dated June 4, 2016
99.2	Press release announcing initiation of a Phase 3 trial of encorafenib and binimetinib in patients with BRAF-mutant colorectal cancer dated June 4, 2016

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